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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 3, 2002




                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)


         Delaware                         1-8597                          94-2657368
(State or other jurisdiction     (Commission File Number)      (IRS Employer Identification No.)
     of incorporation)


       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (925) 460-3600
              (Registrant's telephone number, including area code)


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ITEM 5.     Other Events.

On October 3, 2002, The Cooper Companies, Inc. issued a press release announcing that its subsidiary, CooperVision, Inc., had reached a settlement of all pending patent infringement litigation with CIBA Vision and its subsidiary Wesley Jessen. A copy of this release is attached and incorporated by reference.

Internet addresses in the release are for information purposes only and are not intended to be hyperlinks to other Cooper Companies information.

ITEM 7.     Financial Statements and Exhibits.

            (c) Exhibits.

Exhibit
  No.       Description
-------     -----------
99.1        Press Release dated October 3, 2002 of The Cooper Companies, Inc.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           THE COOPER COMPANIES, INC.


                                           By /s/ Carol R. Kaufman
                                              ----------------------------------
                                              Carol R. Kaufman
                                              Vice President of Legal Affairs,
                                              Secretary and Chief Administrative
                                              Officer

Dated:  October 8, 2002

                                  EXHIBIT INDEX


Exhibit                                                                Sequentially
  No.          Description                                             Numbered Page
-------        -----------                                             --------------
99.1           Press Release dated October 3, 2002 of The Cooper
               Companies, Inc.




                          STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as........................'r'